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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 2, 2004


                             TIER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          California                    000-23195                94-3145844
(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)

    10780 Parkridge Blvd., 4th Floor                                20191
            Reston, Virginia                                     (Zip Code)
(Address of principal executive offices)

                                 (571) 382-1090
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 1.01 Entry into a Material Definitive Agreement

     On September 2, 2004, Tier Technologies, Inc. (the "Company") entered into a supplemental indemnity agreement with Bruce R. Spector in connection with a non-compete agreement Mr. Spector entered into with a former employer, e.Magination Networks, LLC and Roche Capital, LLC (the "Supplemental Indemnity Agreement"). A copy of the Supplemental Indemnity Agreement is attached hereto as Exhibit 10.1. The following summary of the Supplemental Indemnity Agreement is qualified by reference to Exhibit 10.1, which is incorporated herein.

     Pursuant to the Supplemental Indemnity Agreement, the Company agreed to defend Mr. Spector against and indemnify him from all expenses (including amounts paid in settlement) related to any action, suit, claim or proceeding brought by e.Magination Networks, LLC or Roche Capital, LLC, alleging that he violated the above referenced non-compete agreement by serving as a director on the Company's Board of Directors. Mr. Spector was appointed to the Company's Board of Directors on October 26, 2004.

     On October 26, 2004, the Company's Board of Directors adopted a revision of its compensation plan for non-employee directors, which revision will become effective on February 8, 2005. Pursuant to this revision, the Chairman of the Audit Committee will receive an annual retainer of $20,000 (instead of the $15,000 retainer payable to other non-employee directors), payable quarterly in arrears, and each member of the Audit Committee will receive fees of $1,000 for each Audit Committee meeting attended (instead of the $500 fee payable for meetings of other board committees).

     On October 8, 2004, the Company granted to Jeffrey A. McCandless, the Company's Chief Financial Officer, an incentive stock option to purchase 25,000 shares of its Class B Common Stock at an exercise price of $9.77 per share, pursuant to an option agreement in substantially the form attached as Exhibit
99.2 to the Current Report on Form 8-K filed by the Company on November 12, 2004. The option vests over a five-year period from the date of grant and expires ten years from the date of grant.

     On October 8, 2004, the Company granted to each of Samuel Cabot III, Morgan
P. Guenther, Ronald L. Rossetti, T. Michael Scott and Charles W. Berger, directors of the Company, a nonstatutory stock option to purchase 5,000 shares of its Class B Common Stock at an exercise price of $9.77 per share, pursuant to an option agreement in substantially the form attached as Exhibit 99.3 to the Current Report on Form 8-K filed by the Company on November 12, 2004 (the "Nonstatutory Option Agreement"). Each option was fully vested on the date of grant and expires ten years from the date of grant.

     On October 8, 2004, the Company granted to James L. Bildner, a director of the Company, a nonstatutory stock option to purchase 15,000 shares of its Class B Common Stock at an exercise price of $9.77 per share, pursuant to an option agreement in substantially the form of the Nonstatutory Option Agreement. The option was fully vested on the date of grant and expires ten years from the date of grant.

     On October 27, 2004, the Company granted to Mr. Spector, a director of the Company, a nonstatutory stock option to purchase 3,333 shares of its Class B Common Stock at an exercise price of $8.68 per share, pursuant to an option agreement in substantially the form of the Nonstatutory Option Agreement. The option was fully vested on the date of grant and expires ten years from the date of grant.

     On December 13, 2004, the Company entered into a cross-collateralization agreement with Mr. Bildner to cross-collateralize certain of the promissory notes that Mr. Bildner has made to the Company (the "Cross-Collateralization Agreement"). A copy of the Cross-Collateralization Agreement is attached hereto as Exhibit 10.2. The following summary of the Cross-Collateralization Agreement is qualified by reference to Exhibit 10.2, which is incorporated herein.

     The Cross-Collateralization Agreement amends three of Mr. Bildner's existing pledge agreements with the Company (the "Amended Pledge Agreements"), each of which secures his obligations under a different promissory note he had made to the Company. Pursuant to the Cross-Collateralization Agreement, the aggregate 226,348 shares of Class B Common Stock that Mr. Bildner had pledged to the Company pursuant to the Amended Pledge Agreements, now secures all of his obligations under each of the six the promissory notes he has made to the Company listed in the Cross-Collateralization Agreement (the "Listed Notes"). The Listed Notes have an aggregate outstanding principal balance of $2,024,052 as of December 14, 2004.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On October 26, 2004, Mr. Bildner informed the Company that he intends to retire as a director when his term expires at the Annual Meeting of Shareholders on February 8, 2005. Accordingly, he is not seeking re-election to the Company's Board of Directors at the Annual Meeting and he will no longer serve on the Board following the Annual Meeting.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

10.1 Supplemental Indemnity Agreement dated as of September 2, 2004, by and between the Company and Bruce R. Spector.

10.2 Cross-Collateralization Agreement dated as of December 13, 2004, by and between the Company and James L. Bildner.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   TIER TECHNOLOGIES, INC.


                                                   By: /s/ Jeffrey A. McCandless
                                                       -------------------------
                                                       Jeffrey A. McCandless
                                                       Chief Financial Officer


Date: December 15, 2004

                                  EXHIBIT INDEX


10.1 Supplemental Indemnity Agreement dated as of September 2, 2004, by and between the Company and Bruce R. Spector.

10.2 Cross-Collateralization Agreement dated as of December 13, 2004, by and between the Company and James L. Bildner.